UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M27031-P01578 You are receiving this communication because you hold shares in International Rectifier Corporation. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The proxy materials and our 2010 annual report are available online at www.proxyvote.com or you may easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. INTERNATIONAL RECTIFIER CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 12, 2010 INTERNATIONAL RECTIFIER CORPORATION 101 N. SEPULVEDA BLVD. EL SEGUNDO, CA 90245-4382 Meeting Information Meeting Type: Annual For holders as of: September 24, 2010 Date: November 12, 2010 Time: 9:00 a.m. (California time) Location: Belamar Hotel 3501 Sepulveda Boulevard Manhattan Beach, CA 90266 See the reverse side of this notice to obtain proxy materials and voting instructions.

M27032-P01578 Vote In Person: Please bring this notice or other proof of the share ownership, and photo identification with you to the Meeting. Please review the other details regarding Meeting attendance in the proxy statement, which is available at www.proxyvote.com. At the Meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the online instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. After you receive the proxy card, you must mark, sign and date your proxy card and return it to International Rectifier Corporation as set forth in the proxy materials. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. Follow the online instructions to view Materials online. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, and/or proxy materials for future annual meetings, you must request one. There is NO charge for requesting a copy. Please make the request as instructed for a copy on or before October 29, 2010 to facilitate timely delivery. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT, AND THE 2010 ANNUAL REPORT The following Materials are Available to VIEW or RECEIVE: . XXXX XXXX XXXX . XXXX XXXX XXXX Please Choose One of the Following Voting Methods How To Vote . XXXX XXXX XXXX

M27033-P01578 2. Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company to serve for fiscal year 2011. 01) Mary B. Cranston 02) Thomas A. Lacey 1. To elect two Class B directors to hold office for a term ending at the 2012 annual meeting of stockholders: Nominees: The Board of Directors recommends that you vote FOR the following nominees: The Board of Directors recommends that you vote FOR Proposal 2: The proposals to be voted on at the Meeting are listed below, along with the Board of Directors' recommendations. These proposals are more fully described in the proxy statement.

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